CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K into the Company's previously filed Registration Statement File No. 33-50772.



San Francisco, California                                    ARTHUR ANDERSEN LLP
May 6, 1997